ANNUITIES                                                                [LOGO OF MetLife]
APPLICATION FOR INDIVIDUAL VARIABLE ANNUITY         ---------------------------------------
                                                    HOW TO SUBMIT THIS FORM
METLIFE VARIABLE ANNUITY SERIES VA                  Please send us the entire form by mail.
                                                    REGULAR MAIL:
MetLife Insurance Company USA                       MetLife
("MetLife")                                         P.O. Box 10366
Home Office Address (NO CORRESPONDENCE)             Des Moines, IA 50306-0366
1209 Orange Street, Wilmington, DE 19801            EXPRESS MAIL ONLY:
                                                    MetLife
                                                    4700 Westown Parkway, Suite 200
                                                    West Des Moines, IA 50266

---------------------------------------------------------------------------------
SECTION 1: REQUIRED - ANNUITANT INFORMATION
.. Annuitant will be the Owner unless the Owner information section is completed.

First name                Middle name           Last name

--------------------------------------------------------------------------------------------
Permanent street address                        City           State            Zip

--------------------------------------------------------------------------------------------
Social Security number    [_] Male              Date of birth  Phone number
                          [_] Female
--------------------------------------------------------------------------------------------
Email address             Country of legal residence                Country of citizenship

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 2: OWNER INFORMATION

..  Complete if the Owner is different than the Annuitant. Correspondence is sent to the Owner.
..  Please complete either the individual or the entity name field (AS
   APPLICABLE).
.. Unless otherwise permitted by the Internal Revenue Code, the Owner and the Annuitant of this Contract must be the same individual for all IRA plan types except IRAs held by a custodian.
..  If the Owner is a Trust, complete the Trustee Certification form.
.. For Decedent IRA or Non-qualified decedent contracts, complete the applicable Inherited IRA or Non-Qualified Election form.

First name                Middle name            Last name

--------------------------------------------------------------------------------------------------
Entity name (IF APPLICABLE)

--------------------------------------------------------------------------------------------------
Permanent street address                         City                       State     Zip

--------------------------------------------------------------------------------------------------
Social Security number/Tax ID number                           Date of birth/
                                     [_] Male    [_] Entity    Date of Trust  Phone number
                                     [_] Female
--------------------------------------------------------------------------------------------------
Email address                        Country of legal residence             Country of citizenship

--------------------------------------------------------------------------------------------------


                                                      Application Page 1 of 11
ICC15-VA-L-APP (11/15)                                    APPVA-ICC (05/16) Fs

--------------------------------------------------------------------------------
..   OPTIONAL: JOINT OWNER INFORMATION (NON-QUALIFIED ONLY)

First name                               Middle name  Last name

--------------------------------------------------------------------------------
Permanent street address            City                         State  Zip

--------------------------------------------------------------------------------
Social Security number  [_] Male    Date of birth   Phone number
                        [_] Female
--------------------------------------------------------------------------------
Email address           Country of legal residence  Country of citizenship

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 3: REQUIRED - PRIMARY AND CONTINGENT BENEFICIARY(IES)

..  If more than three beneficiaries are named, attach a signed and dated separate sheet.
..  The death benefit will be payable to your estate if no designated beneficiary survives you or if you do not designate a beneficiary.
.. If Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.
..  If ALL Primary Beneficiaries predecease the Owner, then any surviving
   Contingent Beneficiaries listed below will be considered Primary Beneficiaries unless we are notified otherwise by the Owner.
..  Primary and Contingent Beneficiary percentages must each add up to 100%.

[_] Check this box if you wish proceeds to be equally divided among primary beneficiaries.
[_] Check this box if you wish proceeds to be equally divided among contingent beneficiaries.

PRIMARY BENEFICIARY:

First name (ENTITY NAME, IF APPLICABLE)   Middle initial  Last name              % OF
                                                                                 PROCEEDS
------------------------------------------------------------------------------------------------
Permanent street address                   City            State       Zip

------------------------------------------------------------------------------------------------
Phone number  Date of birth/Date of Trust  Relationship to Owner(S)  Social Security number/TIN

------------------------------------------------------------------------------------------------

[_] PRIMARY  [_] CONTINGENT

First name (ENTITY NAME, IF APPLICABLE)   Middle initial  Last name              % OF
                                                                                 PROCEEDS

------------------------------------------------------------------------------------------------
Permanent street address                   City            State       Zip

------------------------------------------------------------------------------------------------
Phone number  Date of birth/Date of Trust  Relationship to Owner(S)  Social Security number/TIN

------------------------------------------------------------------------------------------------

[_] PRIMARY  [_] CONTINGENT

First name (ENTITY NAME, IF APPLICABLE)   Middle initial  Last name              % OF
                                                                                 PROCEEDS
------------------------------------------------------------------------------------------------
Permanent street address                   City            State       Zip

------------------------------------------------------------------------------------------------
Phone number  Date of birth/Date of Trust  Relationship to Owner(S)  Social Security number/TIN

------------------------------------------------------------------------------------------------


                                                      Application Page 2 of 11
ICC15-VA-L-APP (11/15)                                    APPVA-ICC (05/16) Fs

 ------------------------------------------------------------------------------
 SECTION 4: REQUIRED - PLAN TYPE (CHECK ONLY ONE)
 [_] Non-Qualified    [_] Traditional IRA           [_] SEP IRA
 [_] Roth IRA         [_] Decedent Traditional IRA  [_] Non-Qualified Decedent
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 5: REQUIRED - INITIAL PURCHASE PAYMENT AMOUNT

..  Please total the purchase payment amount for each of the incoming funds listed below.
..  Make check payable to MetLife Insurance Company USA.
..  Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.
.. Minimum total initial purchase payments: $5,000 for Non-Qualified funds or $2,000 for Qualified funds.

                 PAYMENT TYPE                              INCOMING FUNDS
-----------------------------------------------------------------------------------------
1   [_] Transfer  [_] 1035 Exchange         AMOUNT:$ ____________________________________
    [_] Rollover  [_] Contribution/Payment  For IRA contributions: Tax year _____________
-----------------------------------------------------------------------------------------
2   [_] Transfer  [_] 1035 Exchange         AMOUNT:$ ____________________________________
    [_] Rollover  [_] Contribution/Payment  For IRA contributions: Tax year _____________
-----------------------------------------------------------------------------------------
3   [_] Transfer  [_] 1035 Exchange         AMOUNT:$ ____________________________________
    [_] Rollover  [_] Contribution/Payment  For IRA contributions: Tax year _____________
-----------------------------------------------------------------------------------------
                                        Total initial purchase payment amount: $ ________
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 6: OPTIONAL - BENEFIT RIDERS

..  Subject to state availability and age restrictions. Other restrictions may apply.
..  Available at time of application only.
..  There are additional charges for the optional riders listed below.
..  Once elected these options may not be changed.

..  LIVING BENEFIT RIDERS

   .  Only one of the following riders may be elected.
   . Living benefit riders are not available with non-qualified Decedent contracts.
   . Guaranteed Withdrawal Benefit is the only living benefit rider available with Decedent IRA contracts.

   GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE (GLWB))
   [_] FlexChoice Level   [_] FlexChoice Expedite

   GUARANTEED WITHDRAWAL BENEFIT (GWB)
   [_] GWB v1

..  DEATH BENEFIT RIDERS

   .  Only one of the following riders may be elected.
   . If no election is made, the Principal Protection option will be provided at no additional charge.
   .  FlexChoice Death Benefit is not available in Decedent/Stretch tax markets.

   GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE (GLWB)) DEATH BENEFIT

   .  Not available in the state of WA
   [_] FlexChoice Death Benefit (MAY ONLY SELECT IF A FLEXCHOICE LIVING BENEFIT RIDER IS SELECTED.)


                                                      Application Page 3 of 11
ICC15-VA-L-APP (11/15)                                    APPVA-ICC (05/16) Fs

   ANNUAL STEP-UP DEATH BENEFIT (ANNUAL STEP-UP)
   [_] Annual Step-Up (NOT AVAILABLE IF A FLEXCHOICE LIVING BENEFIT RIDER IS ELECTED.)

..  OTHER RIDER
   . Earnings Preservation Benefit is not available if a FlexChoice living benefit rider is elected.
   .  Not available in the state of WA
   [_] Earnings Preservation Benefit Rider (EPB)

--------------------------------------------------------------------------------
SECTION 7: REQUIRED - REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?          [_] Yes  [_] No
Will the proposed annuity replace, discontinue, or change any existing policy or contract?  [_] Yes  [_] No

IF "YES" TO EITHER, ENSURE THAT ANY APPLICABLE DISCLOSURE AND REPLACEMENT FORMS ARE ATTACHED.
REPLACEMENT INCLUDES ANY SURRENDER, LOAN, WITHDRAWAL, LAPSE, REDUCTION IN OR REDIRECTION OF PAYMENTS ON AN ANNUITY OR LIFE INSURANCE CONTRACT IN CONNECTION WITH THIS APPLICATION.

--------------------------------------------------------------------------------
SECTION 8: OPTIONAL - Dollar Cost Averaging (DCA) / Enhanced Dollar Cost Averaging (EDCA) Programs

..  Only one of the following programs may be elected.
.. Transfers will commence on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.
.. If you terminate the DCA/EDCA program, or if the program is terminated on account of notice of your death, we will treat the termination as your request to transfer any remaining monies to the Subaccounts in accordance with the percentages you have chosen (UNLESS YOU HAVE SPECIFIED OTHERWISE).

..  DOLLAR COST AVERAGING PROGRAM (DCA)

   . The DCA program is not available if you selected FlexChoice Level, FlexChoice Expedite, or GWB riders.
   . If you are selecting a DCA program, be sure to allocate a sufficient portion of your initial purchase payment to the appropriate source fund (FIXED ACCOUNT OR BLACKROCK ULTRA-SHORT TERM BOND PORTFOLIO) in
      Section 9C.

    1. DCA transfers will be made from the:

        [_] Fixed Account (NOT AVAILABLE IN WA) or  [_] BlackRock Ultra-Short Term Bond
                                                    Portfolio

    2. Periodic DCA transfers from this source fund will be made to the investment portfolios in the amounts selected below:
       [_] $ _________ per month until the account is depleted or
       [_] $ _________ per month for:

          [_] 12 months        [_] 24 months        [_] 36 months
          [_] 48 months        [_] 60 months        [_] Other _______months

..  ENHANCED DOLLAR COST AVERAGING PROGRAM (EDCA)

   .  Only Purchase Payments can be allocated to the EDCA account.
   . By electing an EDCA program, I authorize a portion of my purchase payment to be allocated to the Enhanced Dollar Cost Averaging program elected below.
   . The terms of this program will be governed by the Enhanced Dollar Cost Averaging Rider and/or the Three Month Market Entry Rider issued with your contract. Subsequent purchase payments may be allocated to your EDCA account; however, such allocations will have the effect of increasing the monthly transfer amount and thereby accelerating the time period over which transfers are made.


                                                      Application Page 4 of 11
ICC15-VA-L-APP (11/15)                                    APPVA-ICC (05/16) Fs

   . The designated portion of the purchase payment will be allocated to the EDCA account, and periodic transfers will be made to the investment portfolios in the proportions selected below.

    1. Choose one of the following transfer periods:
   [_] 3 Month Market Entry   [_] 6 months   [_] 12 months

--------------------------------------------------------------------------------
SECTION 9: REQUIRED - PURCHASE PAYMENT ALLOCATION

.. The Purchase Payment Allocation section that you must complete below will depend upon the rider elections made in Section 6 ("BENEFIT RIDERS") on page 3.
 . IF YOU ELECTED FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE, COMPLETE OPTION 9A.
 . IF YOU ELECTED GWB V1, COMPLETE OPTION 9B.
 . IF YOU DID NOT ELECT FLEXCHOICE LEVEL, FLEXCHOICE EXPEDITE, OR GWB V1,
   COMPLETE OPTION 9C.
..  Allocations must be whole percentages and the option must total 100%.
..  Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.
.. Please note: the Protected Growth Strategy Portfolios are designed to reduce volatility of returns. Although you may have less risk from market downturns, you may also have less opportunity to benefit from market gains.

..   OPTION 9A

   .   COMPLETE ONLY IF FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE IS ELECTED.
   . If you selected an EDCA program in Section 8, 100% of the purchase payments will be allocated to EDCA program and the target EDCA allocations will equal the purchase payment allocations indicated below.
   . If allocations are made to the portfolios in this section, they will automatically be rebalanced on a quarterly basis.

PLATFORM 1                                                    PLATFORM 2
..You must allocate at least 80% of your purchase payment to   .You may allocate no more than 20% of your purchase
 these portfolios                                              payment to these portfolios

       PURCHASE PAYMENT ALLOCATION / EDCA TARGET                    PURCHASE PAYMENT ALLOCATION / EDCA TARGET
                ALLOCATION INSTRUCTIONS                                      ALLOCATION INSTRUCTIONS
------------------------------------------------------------  ------------------------------------------------------
Barclays Aggregate Bond Index Portfolio                  %    MetLife Asset Allocation 20 Portfolio                %
------------------------------------------------------------  ------------------------------------------------------
Pyramis(R) Government Income Portfolio                   %    MetLife Asset Allocation 40 Portfolio                %
------------------------------------------------------------  ------------------------------------------------------
         PROTECTED GROWTH STRATEGY PORTFOLIOS                 MetLife Asset Allocation 60 Portfolio                %
------------------------------------------------------------  ------------------------------------------------------
AB Global Dynamic Allocation Portfolio                   %    American Funds(R) Balanced Allocation Portfolio      %
------------------------------------------------------------  ------------------------------------------------------
Allianz Global Investors Dynamic Multi-Asset Plus        %    American Funds(R) Moderate Allocation                %
Portfolio                                                     Portfolio
------------------------------------------------------------  ------------------------------------------------------
AQR Global Risk Balanced Portfolio                       %    SSGA Growth and Income ETF Portfolio                 %
------------------------------------------------------------  ------------------------------------------------------
BlackRock Global Tactical Strategies Portfolio           %              PLATFORM 2 TOTAL (MAY NOT EXCEED 20%)      %
------------------------------------------------------------                                                   -----
Invesco Balanced-Risk Allocation Portfolio               %
------------------------------------------------------------
JPMorgan Global Active Allocation Portfolio              %
------------------------------------------------------------
MetLife Balanced Plus Portfolio                          %    TOTAL PURCHASE PAYMENT ALLOCATION:                   %
------------------------------------------------------------                                                   -----
MetLife Multi-Index Targeted Risk Portfolio              %    (ADD SUBTOTALS FOR PLATFORMS 1 AND 2 HERE.
------------------------------------------------------------
PanAgora Global Diversified Risk Portfolio               %                                   MUST EQUAL 100%)
------------------------------------------------------------
Pyramis(R) Managed Risk Portfolio                        %
------------------------------------------------------------
Schroders Global Multi-Asset Portfolio                   %
------------------------------------------------------------
          PLATFORM 1 TOTAL (MUST BE AT LEAST 80%)        %
                                                     -------


                                                      Application Page 5 of 11
ICC15-VA-L-APP (11/15)                                    APPVA-ICC (05/16) Fs

..  OPTION 9B

..  COMPLETE ONLY IF GWB IS ELECTED.
.. If you selected an EDCA program in Section 8, be sure to also complete the EDCA Target Allocation column below.

                                                                                                    PURCHASE     EDCA
                                                                                                    PAYMENT     TARGET
                                                                                                   ALLOCATION ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
Enhanced Dollar Cost Averaging Account (EDCA)                                                               %      N/A  %
-------------------------------------------------------------------------------------------------------------------------
Barclays Aggregate Bond Index Portfolio                                                                     %           %
-------------------------------------------------------------------------------------------------------------------------
Pyramis(R) Government Income Portfolio                                                                      %           %
-------------------------------------------------------------------------------------------------------------------------
                                          PROTECTED GROWTH STRATEGY PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------
AB Global Dynamic Allocation Portfolio                                                                      %           %
-------------------------------------------------------------------------------------------------------------------------
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio                                                 %           %
-------------------------------------------------------------------------------------------------------------------------
AQR Global Risk Balanced Portfolio                                                                          %           %
-------------------------------------------------------------------------------------------------------------------------
BlackRock Global Tactical Strategies Portfolio                                                              %           %
-------------------------------------------------------------------------------------------------------------------------
Invesco Balanced-Risk Allocation Portfolio                                                                  %           %
-------------------------------------------------------------------------------------------------------------------------
JPMorgan Global Active Allocation Portfolio                                                                 %           %
-------------------------------------------------------------------------------------------------------------------------
MetLife Balanced Plus Portfolio                                                                             %           %
-------------------------------------------------------------------------------------------------------------------------
MetLife Multi-Index Targeted Risk Portfolio                                                                 %           %
-------------------------------------------------------------------------------------------------------------------------
PanAgora Global Diversified Risk Portfolio                                                                  %           %
-------------------------------------------------------------------------------------------------------------------------
Pyramis(R) Managed Risk Portfolio                                                                           %           %
-------------------------------------------------------------------------------------------------------------------------
Schroders Global Multi-Asset Portfolio                                                                      %           %
-------------------------------------------------------------------------------------------------------------------------
*THE PURCHASE PAYMENT ALLOCATION COLUMN MUST TOTAL 100%.                            COLUMN TOTALS*          %           %
THE EDCA TARGET ALLOCATION COLUMN SHOULD ONLY BE COMPLETED                                         ----------------------
IF EDCA IS ELECTED AND MUST TOTAL 100%.


                                                      Application Page 6 of 11
ICC15-VA-L-APP (11/15)                                    APPVA-ICC (05/16) Fs

--------------------------------------------------------------------------------
..  OPTION 9C

..  COMPLETE ONLY IF FLEXCHOICE LEVEL, FLEXCHOICE EXPEDITE, OR GWB RIDERS ARE
   NOT ELECTED.
..  If you selected an DCA or EDCA program in Section 8, make sure to complete the Target DCA/EDCA Instructions Column below.
..  The Fixed Account is not available in the state of WA.

                                          PURCHASE   DCA/EDCA                                              PURCHASE   DCA/EDCA
                                          PAYMENT     TARGET                                               PAYMENT     TARGET
                                         ALLOCATION ALLOCATION                                            ALLOCATION ALLOCATION
---------------------------------------------------------------  --------------------------------------------------------------
Enhanced Dollar Cost Averaging
Account (EDCA)                                 %      N/A    %   Frontier Mid Cap Growth Portfolio               %           %
---------------------------------------------------------------  --------------------------------------------------------------
Fixed Account                                  %      N/A    %   Goldman Sachs Mid Cap Value Portfolio           %           %
---------------------------------------------------------------  --------------------------------------------------------------
                 ASSET ALLOCATION PORTFOLIOS                     Harris Oakmark International Portfolio          %           %
---------------------------------------------------------------  --------------------------------------------------------------
American Funds(R) Balanced Allocation
Portfolio                                      %             %   Invesco Comstock Portfolio                      %           %
---------------------------------------------------------------  --------------------------------------------------------------
American Funds(R) Growth Allocation
Portfolio                                      %             %   Invesco Mid Cap Value Portfolio                 %           %
---------------------------------------------------------------  --------------------------------------------------------------
American Funds(R) Moderate Allocation
Portfolio                                      %             %   Invesco Small Cap Growth Portfolio              %           %
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Asset Allocation 20 Portfolio          %             %   Jennison Growth Portfolio                       %           %
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Asset Allocation 40 Portfolio          %             %   JPMorgan Core Bond Portfolio                    %           %
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Asset Allocation 60 Portfolio          %             %   Loomis Sayles Global Markets Portfolio          %           %
---------------------------------------------------------------  --------------------------------------------------------------
                                                                 Met/Aberdeen Emerging Markets Equity
MetLife Asset Allocation 80 Portfolio          %             %   Portfolio                                       %           %
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Asset Allocation 100 Portfolio         %             %   Met/Artisan Mid Cap Value Portfolio             %           %
---------------------------------------------------------------  --------------------------------------------------------------
                                                                 Met/Dimensional International Small
SSGA Growth and Income ETF Portfolio           %             %   Company Portfolio                               %           %
---------------------------------------------------------------  --------------------------------------------------------------
SSGA Growth ETF Portfolio                      %             %   Met/Eaton Vance Floating Rate Portfolio         %           %
---------------------------------------------------------------  --------------------------------------------------------------
            PROTECTED GROWTH STRATEGY PORTFOLIOS                 Met/Franklin Low Duration Total Return
                                                                 Portfolio                                       %           %
---------------------------------------------------------------  --------------------------------------------------------------
                                                                 Met/Wellington Core Equity
AB Global Dynamic Allocation Portfolio         %             %   Opportunities Portfolio                         %           %
---------------------------------------------------------------  --------------------------------------------------------------
Allianz Global Investors Dynamic Multi-
Asset Plus Portfolio                           %             %   MetLife Mid Cap Stock Index Portfolio           %           %
---------------------------------------------------------------  --------------------------------------------------------------
AQR Global Risk Balanced Portfolio             %             %   MetLife Small Cap Value Portfolio               %           %
---------------------------------------------------------------  --------------------------------------------------------------
BlackRock Global Tactical Strategies
Portfolio                                      %             %   MetLife Stock Index Portfolio                   %           %
---------------------------------------------------------------  --------------------------------------------------------------
Invesco Balanced-Risk Allocation
Portfolio                                      %             %   MFS(R) Research International Portfolio         %           %
---------------------------------------------------------------  --------------------------------------------------------------
JPMorgan Global Active Allocation
Portfolio                                      %             %   MFS(R) Value Portfolio                          %           %
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Balanced Plus Portfolio                %             %   MSCI EAFE(R) Index Portfolio                    %           %
---------------------------------------------------------------  --------------------------------------------------------------
MetLife Multi-Index Targeted Risk
Portfolio                                      %             %   Neuberger Berman Genesis Portfolio              %           %
---------------------------------------------------------------  --------------------------------------------------------------
PanAgora Global Diversified Risk                                 PIMCO Inflation Protected Bond
Portfolio                                      %             %   Portfolio                                       %           %
---------------------------------------------------------------  --------------------------------------------------------------
Pyramis(R) Managed Risk Portfolio              %             %   PIMCO Total Return Portfolio                    %           %
---------------------------------------------------------------  --------------------------------------------------------------
Schroders Global Multi-Asset Portfolio         %             %   Pyramis(R) Government Income Portfolio          %           %
---------------------------------------------------------------  --------------------------------------------------------------
           ADDITIONAL VARIABLE INVESTMENT OPTIONS                Russell 2000(R) Index Portfolio                 %           %
---------------------------------------------------------------  --------------------------------------------------------------
                                                                 T. Rowe Price Large Cap Growth
American Funds(R) Growth Portfolio             %             %   Portfolio                                       %           %
---------------------------------------------------------------  --------------------------------------------------------------
Baillie Gifford International Stock
Portfolio                                      %             %   T. Rowe Price Large Cap Value Portfolio         %           %
---------------------------------------------------------------  --------------------------------------------------------------
Barclays Aggregate Bond Index Portfolio        %             %   T. Rowe Price Mid Cap Growth Portfolio          %           %
---------------------------------------------------------------  --------------------------------------------------------------
                                                                 Western Asset Management Strategic
BlackRock High Yield Portfolio                 %             %   Bond Opportunities Portfolio                    %           %
---------------------------------------------------------------  --------------------------------------------------------------
BlackRock Ultra-Short Term Bond                                  Western Asset Management U.S.
Portfolio                                      %             %   Government Portfolio                            %           %
---------------------------------------------------------------  --------------------------------------------------------------
Clarion Global Real Estate Portfolio           %             %                            COLUMN TOTALS*         %           %
---------------------------------------------------------------                                           ---------------------
ClearBridge Aggressive Growth
Portfolio                                      %             %
---------------------------------------------------------------

*THE PURCHASE PAYMENT ALLOCATION COLUMN MUST TOTAL 100%. THE DCA/EDCA TARGET ALLOCATION COLUMN SHOULD ONLY BE COMPLETED IF DCA/EDCA IS ELECTED AND MUST TOTAL 100%.


                                                      Application Page 7 of 11
ICC15-VA-L-APP (11/15)                                    APPVA-ICC (05/16) Fs

--------------------------------------------------------------------------------
SECTION 10: OPTIONAL - REBALANCING PROGRAM

..  The Rebalancing Program is only available if more than one portfolio is selected.
.. If a FlexChoice rider is elected, do not complete this section. Rebalancing will occur automatically on a quarterly basis.

When checked below, I authorize MetLife to automatically rebalance my investment portfolios to the allocation percentage levels selected in Option 9B or Option 9C, or as I may otherwise direct by Notice to MetLife.

Frequency:  [_] Monthly  [_] Quarterly  [_] Semi-annually  [_] Annually

If the rebalancing transfer date is the 29th, 30th, or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the next business day. DCA transfers and Rebalancing transfers are available simultaneously if the DCA source is the fixed account. If a DCA program is elected, rebalancing shall be based on the transfer allocations selected for such program. You should understand that, unless this program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by Notice to MetLife. This program will be terminated upon notice to MetLife of your death.

--------------------------------------------------------------------------------
SECTION 11: OPTIONAL - METLIFE eDELIVERY(R)

I (WE) authorize MetLife to send documents electronically through its "eDelivery" service regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates. Election of this option means prospectuses and, if applicable, fund reports and other disclosure documents will be delivered to me electronically. I (WE) also authorize MetLife to deliver my personal financial information (SUCH AS ACCOUNT STATEMENTS OR TRANSACTION CONFIRMATIONS), contracts, contract endorsements, privacy and other notices and communications electronically regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates through an electronic service account. To view such documents, I (WE) understand I (WE) must enroll (WITH A USER NAME AND PASSWORD) for an electronic service account with MetLife. If I
(WE) do not complete the steps necessary to establish an electronic service account, MetLife will deliver copies of such documents in paper to the current address MetLife has on file for me. Whether or not I (WE) enroll for an electronic service account, MetLife will deliver prospectuses and fund reports electronically through eDelivery until I (WE) separately revoke my eDelivery consent by requesting paper copies of these documents.

I (WE) have received, read and agree to the terms of the global electronic consent agreement, which contains important information concerning these services.

[_] Yes    [_] No

If "Yes" is selected, please provide your email address on page 1 of the application.

--------------------------------------------------------------------------------
SECTION 12: NOTICE TO APPLICANT(S)

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.


                                                      Application Page 8 of 11
ICC15-VA-L-APP (11/15)                                    APPVA-ICC (05/16) Fs

--------------------------------------------------------------------------------
SECTION 13: REQUIRED-CLIENT ACKNOWLEDGEMENTS AND SIGNATURE(S)

By signing below, I (WE) acknowledge the following:
..  I (WE) have read and understand the information above.
.. I (WE) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (OUR) application.
..  I (WE) acknowledge receipt of the current prospectus of MetLife, MetLife
   Investors USA Separate Account A.
..  I (WE) have read the Notice to Applicant(s) in Section 12 above.
..  I (WE) have received MetLife's Customer Privacy Notice.
.. I (WE) acknowledge that: (i) if the FlexChoice death benefit is elected as the Death Benefit Option, it is only available in combination with the corresponding FlexChoice living benefit rider; (ii) other death benefit options are available with this product if the FlexChoice living benefit is not elected; (iii) in electing both the FlexChoice living benefit and FlexChoice death benefit riders, the combined cost of these riders is greater than the cost of the FlexChoice living benefit or other available death benefit options individually; (iv) once any lifetime payments under FlexChoice begin or the contract is annuitized, the FlexChoice death benefit, or any other death benefit option, will no longer be in effect.
..  I (WE) understand that there is no additional tax benefit obtained by funding an IRA with an annuity.
..  By signing below, I (WE) acknowledge receipt of the Variable Annuity
   Disclosure Document, if applicable in my state. Please see the State Replacement Forms ("STATEREPSVA") list for states that require the Variable Annuity Disclosure Document.
.. If I elected a FlexChoice rider, by signing below, I confirm receipt of the "FlexChoice-Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider
   Disclosure" form.
..  For Pennsylvania residents only: If I elected a FlexChoice rider, by signing below, I confirm receipt of the PA GLWB Supplemental Application form.
..  I (WE) have received the Enterprise Annuity Transfer Disclosure, if applicable.
..  I (WE) UNDERSTAND THAT METLIFE DOES NOT GUARANTEE THE TAX CONSEQUENCES OF
   THE ANNUITY (INCLUDING, BUT NOT LIMITED TO, WHETHER THE IRA OR OTHER TAX-QUALIFIED ANNUITY MEETS MINIMUM DISTRIBUTION REQUIREMENTS AND HOW MUCH
   OF EACH INCOME PAYMENT IS EXCLUDABLE FROM INCOME AS A RETURN OF ANY
   AFTER-TAX CONTRIBUTION), AND I (WE) SHOULD CONSULT MY (OUR) OWN TAX ADVISOR PRIOR TO PURCHASE OF THE ANNUITY.

..  PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE
   ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

U.S. TAX CERTIFICATION
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAX PAYER IDENTIFICATION NUMBER, AND
2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
   (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND
   (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)
3. I AM A U.S. CITIZEN OR OTHER U.S. PERSON, AND
4. I AM NOT SUBJECT TO FATCA REPORTING BECAUSE I AM A U.S. PERSON AND THE ACCOUNT IS LOCATED WITHIN THE UNITED STATES.
   (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. PERSON FOR TAX PURPOSES, PLEASE CROSS OUT THE LAST TWO CERTIFICATIONS AND COMPLETE APPROPRIATE IRS DOCUMENTATION.)


                                                      Application Page 9 of 11
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

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

NOTE: IF THE OWNER IS AN ENTITY, PRINT THE NAME OF THE OWNER REPRESENTATIVES AND HAVE ONE OR MORE OWNER REPRESENTATIVES SIGN.

-------------------------------------------------------------------------------------------
LOCATION WHERE THE APPLICATION IS SIGNED: City                           State
-------------------------------------------------------------------------------------------
 LOGO   Signature and title of Owner (ANNUITANT UNLESS OTHERWISE NOTED)  Date (MM/DD/YYYY)

        -----------------------------------------------------------------------------------
 LOGO   Signature of Joint Owner (IF APPLICABLE)                         Date (MM/DD/YYYY)

        -----------------------------------------------------------------------------------
 LOGO   Signature of Annuitant (IF DIFFERENT THAN THE OWNER)             Date (MM/DD/YYYY)

        -----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTION 14: REQUIRED - REPRESENTATIVE INFORMATION

By signing below, I certify that:
..  All information provided by the applicant has been truly and accurately recorded.
..  All answers are correct to the best of my knowledge.
..  I have provided the applicant(s) with MetLife's Customer Privacy Notice prior to or at the time he/she completed the application form.
..  I have provided the applicant(s) with the Enterprise Annuity Transfer
   Disclosure, if applicable.
..  I have provided the applicant(s) with a current prospectus.
.. I have provided the Variable Annuity Disclosure Document, if applicable. .. I have provided the "FlexChoice - Guaranteed Lifetime Withdrawal Benefit
   ("GLWB") Rider Disclosure Form, if applicable.
.. Pennsylvania only: I have provided the PA GLWB Supplemental application form, if applicable.

Does the applicant have any existing life insurance policies or annuity contracts?          [_] Yes  [_] No
Will the proposed annuity replace, discontinue, or change any existing policy or contract?  [_] Yes  [_] No

IF "YES" TO EITHER, ENSURE THAT ANY APPLICABLE DISCLOSURE AND REPLACEMENT FORMS ARE ATTACHED.

PRIMARY REPRESENTATIVE
First name                Middle name               Last name

-----------------------------------------------------------------------------
Name of firm              Business phone            Representative ID

-----------------------------------------------------------------------------
Commission percentage     State license I.D. number Client account number

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
LOGO    Signature of Primary Representative:  Date signed (MM/DD/YYYY)

        ---------------------------------------------------------------
-----------------------------------------------------------------------------


                                                      Application Page 10 of 11
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

COMMISSION CHOICE:

Select one. The option cannot be changed once selected.

[_] Option A      [_]  Option B      [_]  Option C

ADDITIONAL REPRESENTATIVE(S)
     REPRESENTATIVE ID             REPRESENTATIVE NAME       COMMISSION PERCENTAGE
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------


                                                      Application Page 11 of 11
ICC15-VA-L-APP (11/15)                                     APPVA-ICC (05/16) Fs